Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jackson Hewitt Tax Service Inc. (the “Company”) on Form 10-Q for the period ended October 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark L. Heimbouch, as Senior Executive Vice President, Chief Operating Officer and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark L. Heimbouch
Mark L. Heimbouch
Senior Executive Vice President, Chief Operating Officer and Interim Chief Financial Officer
December 7, 2007